INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 13: INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and deferred tax liabilities are as follows as of December 31:

	December 31,	December 31,
	2020	2019

Non-operating loss carryforward	$4,014,000	$3,016,000
Valuation allowance	(4,014,000)	(3,016,000)
Net deferred tax asset	$-	$-

The Company has established a valuation allowance against its deferred tax assets due to the uncertainty surrounding the realization of such assets. During 2020 the valuation allowance increased by $998,000. The Company has net operating and economic loss carry-forwards of approximately $15,754,000 available to offset future federal and state taxable income.

A reconciliation between expected income taxes, computed at the federal income tax rate of 21% applied to the pretax accounting loss, and our blended state income tax rate of 2.0%, and the income tax net expense included in the consolidated statements of operations for the years ended December 31, 2020 and 2019 is as follows:

	Year Ended
	December 31,
	2020	2019

Loss for the year	$(13,907,185)	$(607,371)

Income tax (recovery) at statutory rate	$(2,921,000)	$(128,000)
State income tax expense, net of federal tax effect	(270,000)	(12,000)
Permanent difference and other	2,201,000	(1,100,000)
Change in valuation allowance	998,000	1,240,000
Income tax expense per books	$-	$-

The effective tax rate of 0% differs from our statutory rate of 21% primarily due to the effect of non-deductible income and expenses. Tax returns for the years ended 2013 – 2020, are subject to review by the tax authorities.

DATA443 RISK MITIGATION, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 and 2019